UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2023 (July 10, 2023)

Industrial Tech Acquisitions II, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41213	86-1213962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5090 Richmond Ave, Suite 319 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713-599-1300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	ITAQU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	ITAQ	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock for $11.50 per share	ITAQW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 10, 2023, Industrial Tech Acquisitions II, Inc., a Delaware corporation (the “Company” or “ITAQ”) received a deficiency notice from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that for the last 37 consecutive business days, the Company’s Market Value of Listed Securities (“MVLS”) was below the minimum of $35 million required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(b)(2) (the “Market Value Standard”). This notification has no immediate effect on the listing or trading of the Company’s securities on The Nasdaq Capital Market and the Company’s Class A common stock, warrants and units will continue to trade under the symbols “ITAQ,” “ITAQW” and “ITAQU,” respectively. The Staff also noted in a footnote that “the Company also does not meet the requirements under Listing Rules5550(b)(1) and 5550(b)(3).” Listing Rule 5550(b)(1) is “Equity Standard: Stockholders' equity of at least $2.5 million.” Listing Rule 5550(b)(3) is “Net Income Standard: Net income from continuing operations of $500,000 in the most recently completed fiscal year or in two of the three most recently completed fiscal years.” The Company’s listing is not based on the Equity Standard or the Net Income Standard.

In accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company has a period of 180 calendar days, or until January 8, 2024 (the “Compliance Period”), to regain compliance with the Market Value Standard. The Notice states that to regain compliance, the Company’s MVLS must close at $35 million or more for a minimum of ten consecutive business days during the Compliance Period, at which time Nasdaq will provide written notification that the Company has achieved compliance under the Market Value Standard and the matter will be closed.

On November 21, 2022, the Company entered into an Agreement and Plan of Merger (as may be amended or supplemented from time to time, the “Merger Agreement”) with NEXT Renewable Fuels, Inc., a Delaware corporation ( “NEXT”), and ITAQ Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of ITAQ (“Merger Sub”), pursuant to which Merger Sub will be merged with and into NEXT, and NEXT will become a wholly-owned subsidiary of the Company, The Company intends to file a registration statement or S-4 which will include a proxy statement for the stockholders of the Company to approve the transactions contemplated by the Merger Agreement. The Company anticipates that the closing under the Merger Agreement will be completed prior to the expiration of the Compliance Period. In connection with closing on the Merger Agreement, the Company, after giving effect to the Merger and any redemption of the publicly traded Class A Common Stock of the Company in connection with such stockholder approval, will, as a condition to continued listing on Nasdaq, be required to meet the Nasdaq initial listing requirements. The Company believes that it will meet such requirements, and thus will be in compliance with all applicable Nasdaq listing requirements prior to the expiration of the Compliance Period.

In the event the Company does not regain compliance with the Market Value Standard within the Compliance Period, it will receive written notification that its securities are subject to delisting from The Nasdaq Capital Market. At such time, the Company will have the opportunity to appeal the delisting decision in front of a Nasdaq Hearings Panel.

The Company, by filing this Current Report Form 8-K, discloses its receipt of the Notice in accordance with Nasdaq Listing Rule 5810(b).

Additional Information and Where to Find It

ITAQ will file relevant materials with the SEC including the Registration Statement to be filed by ITAQ, which will include a prospectus with respect to ITAQ’s securities to be issued in connection with the Transaction and a proxy statement of ITAQ (the “Proxy Statement”), to be used at the meeting of ITAQ’s stockholders to approve the proposed merger and related matters. INVESTORS AND SECURITY HOLDERS OF ITAQ ARE URGED TO READ THE REGISTRATION STATEMENT, ANY AMENDMENTS THERETO AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NEXT, ITAQ AND THE BUSINESS COMBINATION. When available, the Proxy Statement contained in the Registration Statement and other relevant materials for the Transaction will be mailed to stockholders of ITAQ as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the Registration Statement, including the Proxy Statement contained therein, and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s web site at www.sec.gov.

Forward-Looking Statements

This report contains, and certain oral statements made by representatives of ITAQ and NEXT and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. ITAQ’s and NEXT’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “anticipate,” “believe,” “budget,” “continues,” “could,” “expect,” “estimate,” “forecast,” “future,” “intend,” “may,” “might,” “strategy,” “opportunity,” “plan,” “possible,” “potential,” “project,” “will,” “should,” “predicts,” “scales,” “representative of,” “valuation,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, ITAQ’s and NEXT’s expectations with respect to the future performance of NEXT, anticipated financial impacts of the Transaction (including future revenue, pro forma enterprise value and cash balance), the anticipated addressable market for NEXT, the satisfaction of the closing conditions to the Transaction, the future held by the respective management teams of ITAQ or NEXT, the pre-money valuation of NEXT (which is subject to certain inputs that may change prior to the Closing of the Transaction and is subject to adjustment after the Closing of the Transaction), the level of redemptions of ITAQ’s public stockholders and the timing of the Closing of the Transaction. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of ITAQ and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all; (ii) the risk that the transaction may not be completed by ITAQ’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ITAQ; (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the business combination agreement by the shareholders of ITAQ and NEXT; (iv) the risk that a large percentage of ITAQ’s remaining public stockholders (following the redemption of 15,901,113 shares, or 92.1% of the public shares initially issued, in connection with an amendment to ITAQ’s certificate of incorporation to change the date by which ITAQ must complete its initial business combination from April 14, 2023 to December 14, 2023) will exercise their redemption rights under ITAQ’s certificate of incorporation; (v) the risk that the net tangible book value of ITAQ after giving effect to the merger and any equity financing will be less than $5,000,001; (vi) receipt of certain governmental and regulatory approvals; (vi) NEXT’s ability to enter into feedstock and offtake agreements on reasonable terms; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement; (viii) the effect of the announcement or pendency of the transaction on NEXT’s business relationships, performance, and business generally; (ix) the risk that NEXT’s construction costs and cost of debt will significantly exceed NEXT’s current estimates; (x) the risk that, following the Closing, NEXT will not be able to raise the necessary funding, on acceptable terms, if at all, to complete construction of its proposed facilities or to cover its operating costs before NEXT generates revenue; (xi) the risk of any delay in the construction of NEXT’s proposed facilities and that any delay in the completion of NEXT’s proposed Oregon refinery and other facilities could delay the commencement of operations and the generation of revenue by NEXT; (xii) the risk that NEXT’s costs will be greater than anticipated and revenue will be less than anticipated; (xiii) risks that the transaction disrupts current plans and operations of NEXT as a result; (xiv) the outcome of any legal proceedings that may be instituted against NEXT, ITAQ or others related to the business combination agreement or the transaction; (xv) ITAQ’s ability to meet any applicable listing standards at or following the consummation of the transaction; (xvi) NEXT’s ability to recognize the anticipated benefits of the transaction, may be affected by a variety of factors, including changes in the competitive and highly regulated industries in which NEXT operates, variations in performance across competitors and partners, changes in laws and regulations affecting NEXT’s business and the ability of NEXT and the post-combination company to retain its management and key employees; (xvii) the ability of NEXT to implement business plans, forecasts, and other expectations after the completion of the transaction (xviii) the risk that NEXT may fail to keep pace with rapid technological developments to provide new and innovative products or make substantial investments in unsuccessful new products; (xix) the ability to attract new customers and to retain existing customers in order to continue to expand; (xx) NEXT’s ability to hire and retain qualified personnel; (xxi) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; (xxii) the risk that NEXT will not meet the milestones for funding; (xxiii) the risk of product liability or regulatory lawsuits or proceedings relating to NEXT’s business; (xxiv) cybersecurity risks; (xxv) the effects of COVID-19 or other public health crises or other climate related conditions, including wildfires, on NEXT’s business and results of operations and the global economy generally; and (xxvi) costs related to the transaction, and (xxvii) other risks and uncertainties to be identified in the Registration Statement /Proxy Statement (when available) relating to the Transaction, including those under “Risk Factors” therein, and in other filings with the SEC made by ITAQ or NEXT including risks related to the ability of the Combined Company, following the closing, to generate the level of business anticipated by NEXT, and all other risks related to NEXT’s business, including its failure to have sufficient financing before it can generate revenues, which are not anticipated to be before 2026, including additional costs resulting from delays which may result in the date on which the Combined Company will be able to generate revenue. Any projections are for illustrative purposes only and should not be relied upon as being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties that could cause, and are likely to cause, actual results to differ materially from those contained in any prospective financial information. ITAQ and NEXT caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Readers are referred to the most recent reports filed with the SEC by ITAQ. None of ITAQ or NEXT undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

Participants in the Solicitation

ITAQ and NEXT and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed Transaction. ITAQ stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of ITAQ in the final prospectus which will be filed with the SEC, ITAQ’s annual report on Form 10-K for the year ended December 31, 2022 and its Form 10-Q for the quarter ended March 31, 2023, and other relevant materials that will be filed with the SEC in connection with the proposed Business Combination when they become available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed transactions or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or a valid exemption from registration thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Industrial Tech Acquisitions II, Inc.

	By:	/s/ E. Scott Crist
		Name:	E. Scott Crist
		Title:	Chief Executive Officer

Dated: July 14, 2023

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